United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549


                         -------------------------------


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): May 6,  2009

                                 CytoGenix, Inc.
             (Exact name of registrant as specified in its charter)



                                     0-26807
                            (Commission File Number)

                Nevada                                        76-0484097
     ----------------------------                         ------------------
     (State or other jurisdiction                          (IRS Employer
         of incorporation)                                Identification No.)

3100 Wilcrest Drive, Suite 140, Houston, Texas              77042
(Address of principal executive offices)                    (Zip Code)

                                 (713) 789-0070  Registrant's  telephone number,
               including area code


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))






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ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN  OFFICERS;  ELECTION OF  DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.


         On August 18 2008, the Company received from Dr. Malcolm Skolnick, a letter of resignation effective as of the August 18, 2008 meeting of the board of directors.

         On April 24, 2009, the Company executed a Settlement Agreement, Indemnification and Mutual Release with Malcolm Skolnick, the Company's former Chairman of the Board, President and Chief Executive Officer for the sum of $10.00 and the intent to negotiate a consulting agreement. Under the terms of the Agreement all parties to the Agreement agreed to dismiss any and all actual and potential claims that have been raised or which could have been raised at the time of the execution of the Agreement. A Copy of the Settlement Agreement, Indemnification and Mutual Release is attached to this Current Report on Form 8-K as an exhibit.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits


Exhibit No.               Description
-----------               -----------

99.1           Settlement Agreement, Indemnification and MutualRelease






                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     May 6, 2009                CytoGenix, Inc.

                                  By:  /s/  Randy Moseley
                                  ----------------------------------------------
                                  Randy Moseley, Principal Financial Officer





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